UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2017

KINDER MORGAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35081	80-0682103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01              Other Events.

Kinder Morgan Canada Limited (“KML”), an indirect wholly-owned subsidiary of Kinder Morgan, Inc. (“KMI”), has filed an amended and restated prospectus with the securities regulatory authorities of all provinces and territories of Canada in connection with the commencement of marketing for a proposed initial public offering (“Offering”) of its restricted voting shares.  If completed, the Offering will constitute a sale of a portion of KMI’s interest in the Canadian business of KMI (the “Business”).  The Business is composed of: the Trans Mountain pipeline system (including related terminals assets), the Puget Sound pipeline, the Jet Fuel pipeline system, the Canadian portion of the Cochin pipeline system, the Vancouver Wharves Terminal and the North 40 Terminal; as well as three jointly controlled investments: the Edmonton Rail Terminal, the Alberta Crude Terminal and the Base Line Terminal.

KMI is pursuing the Offering option for financing the Trans Mountain Expansion Project, not a joint venture.  KMI believes that the Offering represents the superior path for financing the project for several reasons, including favorable governance, more certainty around timing, and a greater retained interest by KMI. KMI expects that the Offering could be completed by the end of May. However, the Offering is subject to market and other conditions, and KMI may change the terms or timing of the Offering or decide not to proceed with the Offering.

The securities of KML have not been and will not be registered under the United States Securities Act of 1933 (the “Securities Act”) or the securities laws of any state or other jurisdiction of the United States.  Accordingly, these securities may not be offered or sold in the United States absent registration under the Securities Act or an exemption from registration, and in each case in compliance with the applicable securities laws of any state or other jurisdiction of the United States. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale or acceptance of an offer to buy these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the time a receipt for the final prospectus or other authorization is obtained from the securities commission or similar authority in such jurisdiction. In particular, this Current Report on Form 8-K is not an offer of securities for sale in the United States.

This Current Report on Form 8-K contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements contained in this Current Report on Form 8-K, other than statements of historical facts, are “forward-looking statements” for purposes of these provisions. These forward-looking statements include statements about the Offering and other financing alternatives for the Trans Mountain Expansion Project.  KML may not complete the Offering or any other financing alternatives.  All forward-looking statements are subject to the risks described in KMI’s filings with the Securities and Exchange Commission.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

Dated: May 10, 2017	By:	/s/ Kimberly A. Dang
Kimberly A. Dang Vice President and Chief Financial Officer